UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2005 (January 27, 2005)

CTS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	1-4639 (Commission File Numbers)	35-0225010 (I.R.S. Employer Identification Nos.)

905 West Boulevard North Elkhart, Indiana (Address of Principal Executive Offices)	46514 (Zip Code)

Registrants’ Telephone Number, Including Area Code: (574) 293-7511

(Former Name or Former Address, if Changed Since Last Report)

     ☑ Written communications pursuant to Rule 425 under the Securities Act [17 CFR 230.425]

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2005, CTS Corporation issued a press release announcing financial results for the fourth quarter and full year ending December 31, 2004 as more fully described in the press release, a copy of which is attached as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
99.1	Press Release dated January 27, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION
/s/ Richard G. Cutter
By: Richard G. Cutter
Vice President, Secretary and General Counsel

Date: January 28, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated January 27, 2005